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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934





                                January 22, 2001
                               ------------------
                        (Date of earliest event reported)





                               SENSAR CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)







         Nevada                           0-17020                87-0429944
-------------------------------      ------------------      ------------------
(State or other jurisdiction of     (Commission File No.)    (I.R.S. Employer
incorporation or organization)                               Identification No.)




                           50 West Broadway, Suite 501
                           Salt Lake City, Utah 84101
                                 (801) 350-0587
--------------------------------------------------------------------------------
         (Address of principal executive offices and telephone number, including area code)

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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

         On January 22, 2001, Sensar Corporation ("Sensar") acquired 249,700 Investor Units and 300 Voting Units (collectively, the "Units") of Nex2, LLC, a limited liability company organized under the laws of the State of Utah ("Nex2"), for an aggregate purchase price of $750,000. Nex2 was organized in 1999 and is developing technology to provide electronic access to computer based medical information, including prescription profiles and other patient specific information, for use by the insurance industry.

         The Units were acquired directly from Nex2 and represent approximately 1.9% of the outstanding Units of Nex2. The aggregate purchase price for the acquisition of the Units was determined based on several factors, including evaluations of Nex2 and negotiations with the management of Nex2. Sensar funded the acquisition of the Units with existing cash balances.

         Prior to the sale, there were no material relationships between Nex2 and Sensar or its affiliates, directors or officers or any associate of any director or officer of Sensar. In connection with the transaction, Sensar has offered to provide significant managerial assistance to Nex2, and Sensar is in the process of negotiating a consulting agreement with Nex2.

            The foregoing description is qualified in its entirety by reference to the Contribution Agreement, which is incorporated by reference as an Exhibit to this Report.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.


         (a)      Not applicable.

         (b)      Not applicable.

         (c)  Exhibits

              2.     Contribution Agreement between Sensar Corporation and Nex2,
                     LLC.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SENSAR CORPORATION


                                        /s/ Steven P. Strasser
                                        ---------------------
                                            Steven P. Strasser
                                            Chief Executive Officer





Date:  January 26, 2001

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                                INDEX TO EXHIBITS

Exhibits

2             Contribution Agreement between Sensar Corporation and Nex2, LLC.

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